Exhibit 99.1
Virotherapy with armed OAd

Declaration of Interest: Honoraria, shares and funding from Theriva Biologics.

Nab-placlitaxel+gemcitabine weekly until progression RECIST VCN-01 (1E13vp iv) Transient and mild AEs: fever, nausea, transaminitis VCN01+CTx vs CTx VIRAGE randomized phase 2 trial for metastatic pancreatic cancer

VIRAGE phase 2B clinical trial Progression –free survival: 7.0 vs 4.6 mo (p=0.01; HR 0.55) Overall survival: 10.8 vs 8.6 mo (p=0.05; HR 0.57)

VIRAGE phase 2B clinical trial Duration of response: 11.2 vs 5.4 mo (p=0.003; HR 0.22) PFS if VCN-01 x 2: 11.2 vs 7.4 mo (p=0.01; HR 0.48)

Pore formation is the hallmark of PYROPTOSIS / immunogenic cell death From Bertheloot et al. Cell Mol Immunol 18, 1106–1121 (2021)

• Strong cytocidal activity against a broad range of human cancer cell lines • Minimal cytotoxicity toward normal hepatocytes and A549 cells • Inactive 37-kDa protoxin is processed to a 30-kDa active form by proteinase K • Exposure to the toxin causes striking morphological changes in susceptible cells, including swelling, blebbing, and lysis Rationale for pore-forming toxin parasporin-2 (PS2) From Akiba and Okumura, J Invertebr Pathol. (2017)

Parasporin 2 pore formation requires several unknown receptors Created with BioRender.com

PS2 may kill non-infected bystander cells and reduce viral immunodominance Created with BioRender.com

Parasporin2 (PS2) with furin-mediated activation Furin-sensitive linkers C-term Inhibitory domain N-term Inhibitory domain CT26 “Fritolysis” Furin cut Furin cut

Furin-cleavable linkers enhance cytotoxicity CT26 cells , MTS assay % Metabolic activity

A549 CT26 PS2 induces membrane calreticulin (marker of ICD)

CT26 (mouse colorectal adenocarcinoma) PS2 induces ATP release (marker of ICD) HepG2 (human hepatocellular carcinoma) A549 (human lung adenocarcinoma) RealTime-Glo extracellular ATP assay with SNs diluted ½ :

PS2 induces HMGB1 release (marker of ICD) CT26 (mouse colorectal adenocarcinoma) HepG2 (human hepatocellular carcinoma) A549 (human lung adenocarcinoma) Lumit HMGB1 immunoassay with SNs :

PS2 induces "fritolysis" in multiple mouse tumor cell lines


Sensitive
Resistant
CT26
(mouse colorectal adenocarcinoma)
MC38
(mouse colorectal adenocarcinoma)
B16-CAR
(mouse melanoma)
TRAMPC2
(mouse prostate adenocarcinoma)
CMT64-RG6
(mouse lung adenocarcinoma)
KPC
(mouse pancreatic ductal adenocarcinoma)

CT26 (mouse colorectal adenocarcinoma) MC38 (mouse colorectal adenocarcinoma) CMT64-RG6 (mouse lung adenocarcinoma) TRAMPC2 (mouse prostate adenocarcinoma) B16-CAR (mouse melanoma) Sensitive Resistant KPC (mouse pancreatic ductal adenocarcinoma) PS2 induces cytotoxicity in multiple mouse tumor cell lines

CT26 mixed with 293GL CT26 mixed with 293GL-PS2 A549 mixed with 293GL-PS2 PS2 induces bystander “fritolysis”

SNs containig PS2 have antitumor activity


PS2-encoding plasmid
HEK293 Transfection
72h
Collect SN
C57BL/6J
3 IT injections PS2FuT/Control SN
d0
1e+06
CMT64.6
d12
(~50-70 mm3)
d16
d19


Tumor volume (mm3)
1000
800
600
400
200
0
*
*
0
10
20
30
Days post tumor inoculation
PS2 SN
Control SN

PS2 confers ICD-mediated antitumor immunity Antitumor immune responses were detected in a PS2FuT-treated mouse Created with BioRender.com

ICOVIR-15K-SA-PS2 SA pA Fiber RGDK E1a ∆24 MLP L1 L2 L3 L4 L5 E2F boxes PS2FuT N-term Inhibitory domain C-term Inhibitory domain Furin cut Furin cut

Created with BioRender.com PS2-armed OAd intratumoral replication and gene expression upon iv admin

*vs. PBS ICOVIR15K-PS2 vs ICOVIR15K body weight toxicity

****vs. PBS *vs. PBS #vs. ICO15K ICOVIR15K-PS2 vs ICOVIR15 antitumor efficacy

VCN-12: Next Generation OV Based on VCN-01

VCN-12 modifications vs VCN-01:

- Replace PH20 with Bee hyaluronidase – greater specific activity
- Insert the furin-modified pore-formin toxin Parasporin2 as a second transgene
- Deletion of E1B-19K and E3-19K – create space in viral genome



VCN-01:
LITR
E2F boxes
E1A-Δ24
MLP
L1
L2
L3
L4
L5
IIIaSA
PH20
RITR
Fiber RGDK
VCN-12:
LITR
E2F boxes
E1A-Δ24
ΔE1B/19K
MLP
L1
L2
L3
L4
ΔE3/19K
L5
Fiber RGDK
IIIaSA
Bee Hyal
T2A
Parasporin2
RITR

Hyaluronidase and PS2 secreted from VCN-12-infected cells

Hyaluronidase activity in SN (turbidometry)



800X
10^{-5}
10^{-6}
10^{-7}
10^{-8}
10^{-9}
U/TU
AdWT
VCN-01
VCN-12

PS2 activity in SN (CT26 cells):



VCN-01
VCN-12

CT26



150
125
100
75
50
25
0
% Live cells
1
2
3
4
5
6
Dilution of SN
VCN-01
VCN-12

HepG2



120
100
80
60
40
20
0
% Live cells
1
2
3
4
5
6
Dilution of SN
VCN-01
VCN-12

2x Increased cytotoxicity of VCN-12 vs VCN01 in a panel of tumor cell lines SK-mel28 8x 3.4x 10x HT29 SW1116 3.5x SK-CO1 13.7x A549 HP1 6x CMT64-RG6-hCAR 6x HKT-1097 Human Hamster Mouse

VCN-12 shows a similar toxicity profile to VCN-01 No differences between VCN-12 and VCN-01 in: • Biochemical, hematological and coagulation parameters • Liver pathology analysis Liver transaminases VCN-12 VCN-12 Body weight loss

VCN-12 shows more antitumor activity than VCN-01 in treated and contralateral tumors in an immunocompentent animal model


Virus administration (IT)
Right tumor
2.5E10vp/animal
Inoculation
Right flank
Inoculation
Left flank
Monitor tumor volume
Syrian hamster
Hamster sc. Tumors
HP-1 (pancreatic)
Day -11
Day 1
Day 4


Treated tumors
PBS (n = 8)
VCN-01 (n = 8)
VCN-12 (n = 9)
Tumor volume (mm^3)
Day
*

*p-value<0.05 (IIIa-BH-PS2 vs PBS)


Non-treated tumors
PBS (n = 8)
VCN-01 (n = 8)
VCN-12 (n = 9)
Tumor volume (mm^3)
Day
*
o
#

*p-value<0.05 (VCN-12 vs PBS)
°p-value<0.05 (VCN-01 vs PBS)
#p-value<0.05 (VCN-12 vs VCN-01)

# * *p-value<0.05 (VCN-12 vs PBS) #p-value<0.05 (VCN-12 vs VCN-01) Survival Rejections Syrian hamster Hamster sc. Tumors HP-1 (pancreatic) Day -11 Day 1 Day 4 Virus administration (IT) Right tumor 2.5E10vp/animal Inoculation Right flank Inoculation Left flank Monitor tumor growth Same 2 animals eradicated initial treated tumor and would not establish new tumor VCN-12 improves survival and induces complete responses in hamsters with HP1 tumors

VCN-12 induces long-lasting antitumor immune responses in responders * * Historical control Tumor rechallenge 2 cured hamsters Day 1 Rechallenge with HP-1 tumor cells Monitor tumor growth Day -43 Tumor disappearance

Summary Parasporin 2 pore-forming toxin activated by furin linkers and secreted from plasmid-transfected or oncolytic adenovirus infected cells has cytotoxic and immunogenic cell death properties. Bee Hyaluronidase and PS2-armed VCN-12 is superior to VCN-01 in tumor cytotoxicity and immunogenicity

ICO Institut Català d'Oncologia
Hospital Duran i Reynals

IDIBELL Institut d'Investigació Biomèdica de Bellvitge
CELLULAR MEDICINE

Theriva BIOLOGICS

Laura Moya
Mar Tarinas
Stan Peters
Rafael Moreno
Marcel Costa
Silvia Torres
Pau Fiol
Josep M. Piulats

Collaborators:
Cristina Fillat
Javier García Castro
Manuel Ramírez Orellana
Judith Perisé Barrios
Juan Fueyo

Luís Rojas
Ana Mato
Victoria Maliandi
Paz Moreno
Carlos López
Sheila Connelly
Manel Cascalló

ISCIII Terav
Red Española de Terapias Avanzadas - TerCel

PID2020-119692RB-C21
GOBIERNO DE ESPAÑA
MINISTERIO DE CIENCIA E INNOVACIÓN